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                                                                  EXHIBIT 23.1

TO:  The Securities and Exchange Commission
     Washington, D.C.

RE:   Skylynx Communications, Inc.


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of Skylynx Communications, Inc. on Form SB-2 of our report dated March 4, 1998 for the period from inception (July 29, 1997) to December 31, 1997.


/s/Cordovano and Harvey, P.C.

Cordovano and Harvey, P.C.
Denver, Colorado
July 23, 1999